Exhibit 10.1

ARISTA POWER, INC.
1999 Mt. Read Boulevard
Rochester, NY   14615

June 19, 2014

Sunrise Financial Group, Inc.
600 Lexington Avenue
23rd Floor
New York, New York 10022
Attention: Nathan Low

Sunrise Securities Corp.
600 Lexington Avenue
23rd Floor
New York, New York 10022
Attention: Nathan Low

Dear Sirs,

Reference is made to (1) that certain letter agreement, dated May 21, 2013, between Sunrise Financial Group, Inc. (“Sunrise Financial”) and Arista Power, Inc. (“Arista”) as amended on July 19, 2013 regarding the provision of certain advisory and related services by Sunrise Financial to Arista (the “Advisory Agreement”), a copy of which is attached hereto as Exhibit A and (2) that certain letter agreement, dated May 21, 2013, between Sunrise Securities Corp. (“Sunrise Securities”) and Arista regarding the provision of certain financial advisory and related services by Sunrise to Arista (the “Financing Agreement”), a copy of which is attached hereto as Exhibit B.

For good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, Arista, Sunrise Financial and Sunrise Securities hereby agree as follows

1.	Termination of Agreements.

a.	Arista and Sunrise Financial hereby terminate and cancel the Advisory Agreement, effective the date first written above.

b.	Arista and Sunrise Securities hereby terminate and cancel the Financing Agreement, effective the date first written above.

c.
Without limiting anything contained in Sections 2, 3 and 4 below, neither Sunrise Securities nor Sunrise Financial shall be entitled to any consideration, compensation, fees, commissions, reimbursements, or remuneration of any kind, from Arista or from any other person or entity, for future, present or past services, referrals or otherwise pursuant to the Advisory Agreement and/or the Financing Agreement.

2.	Cancellation of Arista Common Stock; Termination of Annual Fee.

a.
Sunrise Financial hereby agrees to the cancellation, effective the date first written above, of the 200,000 shares of common stock of Arista that were issued by Arista to Sunrise Financial, subject to applicable vesting provisions as provided in the Advisory Agreement, as the First Year Fee (as defined in the Advisory Agreement) pursuant to the Advisory Agreement.  Sunrise Financial hereby agrees to return to Arista, within five business days of the date first written above, certificate number AP 2348 representing 166,667 shares of common stock Arista.  Arista hereby agrees to cancel such 166,667 shares promptly after receipt of certificate AP 2348, and Sunrise Financial agrees to such cancellation.  Sunrise Financial expressly agrees that it is not entitled to any shares of common stock of Arista issued or to be issued under the Advisory Agreement or otherwise.

b.	Sunrise Financial hereby agrees that it is not entitled to, and shall not receive, any Annual Fees (as defined in the Advisory Agreement) for any period.

Sunrise Financial Group, Inc.
Sunrise Securities Corp.
June 19, 2014

3.
Cancellation of Warrant to Purchase Common Stock by Sunrise Financial.  Sunrise Financial hereby agrees to the cancellation, effective the date first written above, of the Warrant issued or issuable to it pursuant to Section II.3 of the Advisory Agreement.

4.	Mutual Releases.

a.
Arista hereby releases and discharges Sunrise Financial, Sunrise Financial’s current and former heirs, executors, administrators, successors, trustees, assigns, transferees, current and former officers, current and former directors, shareholders, affiliates, employees, consultants and agents (in their individual and representative capacities) from any and all actions, causes of action, liability, suits, controversies, proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against Sunrise Financial, which Arista, Arista’s heirs, executors, administrators, successors, trustees, assigns, transferees, officers, directors, shareholders, affiliates, employees, companies controlled by it and agents ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date first written above, in each such case, relating to the Advisory Agreement, the Financing Agreement, any discussions, agreements or understandings (whether oral or written) related to the Advisory Agreement and/or the Financing Agreement and/or any relationship that may be deemed to exist or have existed related to the Advisory Agreement and/or the Financing Agreement.

b.
Arista hereby releases and discharges Sunrise Securities, Sunrise Securities’ current and former heirs, executors, administrators, successors, trustees, assigns, transferees, current and former officers, current and former directors, shareholders, affiliates, employees, consultants and agents (in their individual and representative capacities) from any and all actions, causes of action, liability, suits, controversies, proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against Sunrise Securities, which Arista, Arista’s heirs, executors, administrators, successors, trustees, assigns, transferees, officers, directors, shareholders, affiliates, employees, companies controlled by it and agents ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date first written above, in each such case, relating to the Advisory Agreement, the Financing Agreement, any discussions, agreements or understandings related to the Advisory Agreement and/or the Financing Agreement and/or any relationship that may (whether oral or written) be deemed to exist or have existed related to the Advisory Agreement and/or the Financing Agreement.

c.
Sunrise Financial hereby releases and discharges Arista, Arista’s current and former heirs, executors, administrators, successors, trustees, assigns, transferees, current and former officers, current and former directors, shareholders, affiliates, employees, consultants and agents (in their individual and representative capacities) from any and all actions, causes of action, liability, suits, controversies, proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against Arista, which Sunrise Financial, Sunrise Financial’s heirs, executors, administrators, successors, trustees, assigns, transferees, officers, directors, shareholders, affiliates, employees, companies controlled by it and agents ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date first written above, in each such case, relating to the Advisory Agreement, the Financing Agreement, any discussions, agreements or understandings (whether oral or written) related to the Advisory Agreement and/or the Financing Agreement and/or any relationship that may be deemed to exist or have existed related to the Advisory Agreement and/or the Financing Agreement.

Sunrise Financial Group, Inc.
Sunrise Securities Corp.
June 19, 2014

d.
Sunrise Securities hereby releases and discharges Arista, Arista’s current and former heirs, executors, administrators, successors, trustees, assigns, transferees, current and former officers, current and former directors, shareholders, affiliates, employees, consultants and agents (in their individual and representative capacities) from any and all actions, causes of action, liability, suits, controversies, proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against Arista, which Sunrise Securities, Sunrise Securities’ heirs, executors, administrators, successors, trustees, assigns, transferees, officers, directors, shareholders, affiliates, employees, companies controlled by it and agents ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date first written above, in each such case, relating to the Advisory Agreement, the Financing Agreement, any discussions, agreements or understandings (whether oral or written) related to the Advisory Agreement and/or the Financing Agreement and/or any relationship that may be deemed to exist or have existed related to the Advisory Agreement and/or the Financing Agreement.

5.	Miscellaneous.

a.
This letter agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This letter agreement may also be delivered via fax or e-mail (PDF format) transmission, which shall be deemed an original.

b.
The parties hereto have read this letter agreement and the releases contained herein and, on advice of counsel, have freely and voluntarily entered into this letter agreement with full understanding of its terms.

c.
Any provision of this letter agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

d.
This letter agreement constitutes the entire agreement between Arista and Sunrise Securities and the entire agreement between Arista and Sunrise Financial with respect to the matters set forth herein and supersede all prior and contemporaneous discussions, agreements and understandings, oral or written, with respect to the matters covered herein and therein.  No waiver, amendment or other modification of this letter agreement shall be effective unless in writing and signed by each party to be bound thereby.

e.
All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this letter agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

Sunrise Financial Group, Inc.
Sunrise Securities Corp.
June 19, 2014

Please indicate your agreement to the provisions of this letter agreement as set forth above by signing, dating and returning to us the enclosed copy of this letter, whereupon this letter agreement shall constitute a binding agreement between us.

Sincerely, ARISTA POWER INC. By: /s/ William A. Schmitz Name: William A. Schmitz Title: Chief Executive Officer

Confirmed and agreed to this 19th day of June, 2014:

SUNRISE FINANCIAL GROUP, INC.

By:    /s/ Nathan Low
Name:
Title:

Confirmed and Agreed to this 19th day of June, 2014:

SUNRISE SECURITIES CORP.

By:    /s/ Nathan Low
Name:
Title: